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[CIGNA TREE LOGO GRAPHIC APPEARS HERE]



                                                         CIGNA MONEY MARKET FUND




                                                                   ANNUAL REPORT



                                                               DECEMBER 31, 1998

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                                                                               1



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Money Market Fund (the "Fund"), covering the year ended December 31, 1998.

MARKET REVIEW

In 1998, the U.S. economy was buffeted by a wide array of shocks from overseas. Deteriorating economic conditions in Asia, Russia and Brazil caused a tremendous increase in volatility for world markets. The U.S. dollar strengthened, and U.S. exports fell 4% over the course of the year.

Consumer spending in the U.S. continued to be the mainstay of the economy. The three-year growth rate in the S&P 500 Index peaked at 28% in the second quarter of 1998. The Federal Reserve ("Fed") stepped in on September 29, at the Federal Open Market Committee (FOMC) meeting, and cut the federal funds rate from 5.50% to 5.25%, in their first policy change since May 1997. The Fed then proceeded with more easing on two more occasions. The federal funds rate closed the year at 4.75%, for a total accommodation of 75 basis points. The year ended on a high note, with fourth quarter GDP (gross domestic product) growth estimated between 3.5% and 4%.

FUND ACTIVITY AND PERFORMANCE

On December 31, 1998, the portfolio composition was as follows: top-tier commercial paper, 57%; top tier foreign commercial paper, 3%; and U.S. Government and agencies, 40%. The Fund is well diversified.

Total return for the year ended December 31, 1998 was 5.18%, after expenses and reinvestment of dividends. By comparison, the Lipper Money Market Instrument Fund Average and three-month treasury bills, as reported by Lehman Brothers (which does not include investment expenses), returned 4.86% and 5.31%, respectively, for the year ended December 31, 1998. As of December 31, 1998, the Fund's annualized 7-day yield was 4.69%, and its average portfolio maturity was 40 days. (Fund and Lipper returns are after expenses and reinvestment of dividends.)


OUTLOOK

After three years of rapid economic growth, economic indicators are signaling a moderate growth cycle for 1999. Recent estimates point to a GDP growth rate of just 1.7% in the fourth quarter, which would bring the average growth rate for 1998 to about 3%. As a result, we do not expect the Fed to ease in the first quarter of 1999. However, we do expect growth to continue to trend downward as the year develops, potentially causing the Fed to resume easing in the second or third quarter. Early forecasts call for fed funds to end the year at 4% and bond yields to move toward 4.5%. Uncertainty is sure to be a major factor in the year ahead, with fragile economic conditions overseas increasing volatility in the global financial markets.

The Fund is structured to take advantage of the short-term instability we expect in the global markets for 1999. The Fund has exposure in both fixed and floating rate securities, with the emphasis on longer-dated fixed rate issues. We will continue to focus on the situation overseas and U.S. economic trends as keys to further Fed action and adjust our portfolio strategy accordingly.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA MONEY MARKET FUND


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CIGNA MONEY MARKET FUND INVESTMENTS IN SECURITIES December 31, 1998            2

                                                        MARKET
                                            Principal    Value
                                              (000)      (000)
-----------------------------------------------------------------
COMMERCIAL PAPER - 60.4%
Domestic - 57.2%
Abbott Laboratories, 5.45%, 1/13/99           $ 7,540     $7,526
American Express Credit Corp.,
    6.10%, 1/8/99                               7,700      7,691
Amoco Co., 5.05%, 1/5/99                       10,000      9,994
Barclays U.S. Funding Corp.,
    7.25%, 1/4/99                               7,690      7,685
Bell South Capital Funding Corp.,
    5.50%, 1/20/99                              8,000      7,977
Ford Motor Credit Co., 5.65%, 1/7/99            7,400      7,400
Gannett Co., Inc.,
   5.05%, 1/5/99                                1,005      1,004
   4.95%, 1/6/99                                3,433      3,431
   5.20%, 1/15/99                               6,229      6,216
Gillette Co., 6.00%, 1/4/99                     7,690      7,686
Great Lakes Chemical Corp.,
    4.90%, 2/11/99                              6,857      6,819
GTE Funding Corp., 5.00%, 1/21/99               7,690      7,669
Heinz (H.J.) Co., 5.35%, 1/22/99                1,000        997
Lucent Technologies, Inc.,
   5.60%, 1/11/99                               3,856      3,850
Motorola, Inc., 5.12%, 1/11/99                  7,906      7,895
Northern States Power Co., 5.05%, 1/7/99        7,690      7,684
Smithkline Beecham Corp., 5.18%, 1/4/99        10,256     10,252
The Southern Co., 5.50%, 1/21/99                5,700      5,683
The Times Mirror Co., 5.15%, 2/17/99            2,222      2,207
U.S. West Communications, Inc.,
    5.90%, 1/5/99                               3,646      3,644
Vermont American Corp., 5.50%, 1/29/99          8,000      7,966
                                                       ----------
                                                         131,276
                                                       ----------
Foreign - 3.2%
ANZ (Delaware), Inc., 6.65%, 1/6/99             7,400      7,393
                                                       ----------
Total Commercial Paper                                   138,669
                                                       ----------


                                                         MARKET
                                            Principal    Value
                                              (000)      (000)
------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 39.6%
Federal Home Loan Banks,
   4.988%, 3/10/99*                           $ 3,000     $ 3,000
   5.58%, 3/11/99                               4,000       3,999
   5.57%, 4/7/99                                3,500       3,502
   6.10%, 4/23/99                               5,000       5,016
   5.078%, 8/12/99*                             5,000       4,998
   5.15%, 9/30/99                               3,500       3,500
   5.00%, 12/29/99                              4,000       4,000
Federal Home Loan Mtg. Corp., 5.60%, 4/21/99    2,000       2,002
Federal National Mortgage Assoc.,
   5.38%, 2/12/99                               4,000       3,999
   5.41%, 2/23/99                               1,150       1,150
   5.57%, 3/5/99                                5,000       5,000
   5.038%, 3/16/99*                             5,000       4,999
   5.54%, 4/2/99                                3,108       3,108
   6.42%, 4/15/99                               6,000       6,024
   5.138%, 4/28/99*                             5,000       4,999
   4.818%, 5/25/99*                             5,500       5,495
   5.65%, 5/26/99                               5,000       5,005
   6.03%, 7/2/99                                6,200       6,221
Student Loan Marketing Assoc.,
   4.991%, 4/1/99*                              5,000       4,999
   5.288%, 12/2/99*                             5,000       4,999
   5.288%, 12/16/99*                            5,000       4,999
                                                       -----------
Total U.S. Government & Agencies                         $ 91,014
                                                       -----------
TOTAL INVESTMENTS IN SECURITIES - 100.0%
   (Total Cost - $229,683,364)                            229,683
Liabilities, Less Cash and Other Assets - 0.0%                (64)
                                                       -----------

NET ASSETS - 100.0%                                     $ 229,619
                                                       ===========



*Variable rate security.  Rate is as of December 31, 1998.



The Notes to Financial Statements are an integral part of these statements.



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CIGNA MONEY MARKET FUND                                                        3



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                           (IN THOUSANDS)
                                                           --------------
ASSETS:
Investments in securities at value
    (Cost - $229,683,364)                                     $ 229,683
Cash on deposit with custodian                                        2
Interest receivable                                                 992
Investment for trustees' deferred compensation plan                  24
                                                       -----------------

      Total assets                                              230,701
                                                       -----------------

LIABILITIES:
Dividends Payable                                                   898
Accrued advisory fees payable                                        57
Registration fees payable                                            37
Payable for trustees' deferred compensation plan                     24
Accrued audit and legal fees payable                                 12
Other accrued expenses (including $43,914
    due to affiliates)                                               54
                                                       -----------------

      Total liabilities                                           1,082
                                                       -----------------

NET ASSETS (Equivalent to $1.00 per share
    based on 229,619,255 shares outstanding)                  $ 229,619
                                                       =================

COMPONENTS OF NET ASSETS:
Paid in capital                                               $ 229,619
Undistributed net investment income                                   -
Accumulated net realized gain on investments                          -
Unrealized appreciation of investments                                -
                                                       -----------------

NET ASSETS                                                    $ 229,619
                                                       =================



---------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

                                                    (IN THOUSANDS)
                                                    --------------
INVESTMENT INCOME
INCOME:
    Interest                                              $ 13,928
                                                  -----------------

EXPENSES:
    Investment advisory fees                                   882
    Custodian fees                                             117
    Administrative services                                     97
    Registration fees                                           37
    Fund reports                                                31
    Auditing and legal fees                                     18
    Trustees fees                                                4
    Other                                                        7
                                                  -----------------

    Total expenses                                           1,193
    Less expenses waived by investment advisor                 (65)
                                                  -----------------

    Net expenses                                             1,128
                                                  -----------------

NET INVESTMENT INCOME                                       12,800
                                                  -----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from investments                           8
    Unrealized appreciation of investments                       -
                                                  -----------------
NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                                  8
                                                  -----------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $ 12,808
                                                  =================


The Notes to Financial Statements are an integral part of these statements.



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CIGNA MONEY MARKET FUND                                                        4

STATEMENT OF CHANGES IN NET ASSETS

                                                             For the              For the
                                                            Year Ended           Year Ended
                                                           December 31,         December 31,
                                                              1998                   1997
                                                              ---------------------------
                                                                     (In Thousands)
                                                                    --------------
OPERATIONS:
Net investment income                                        $ 12,800           $  6,624

Net realized gain from investments                                  8                 16

Unrealized appreciation on investments                              -                  -
                                                         -------------     --------------

Net increase in net assets from operations                     12,808              6,640
                                                         -------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                    (12,800)            (6,624)
From net realized capital gains                                    (8)               (16)
                                                         -------------     --------------

Total distributions to shareholders                          (12,808)            (6,640)
                                                         -------------     --------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                           2,314,708          1,108,538
Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions                12,599              6,482
                                                         -------------     --------------
                                                            2,327,307          1,115,020
Cost of shares redeemed                                   (2,268,753)        (1,064,460)
                                                         -------------     --------------

Net increase from fund share transactions                      58,554             50,560
                                                         -------------     --------------

NET INCREASE IN NET ASSETS                                     58,554             50,560

NET ASSETS:
Beginning of period                                           171,065            120,505
                                                         -------------     --------------
End of period                                               $ 229,619          $ 171,065
                                                         =============     ==============



The Notes to Financial Statements are an integral part of these statements.



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CIGNA MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS                          5

1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Money Market Fund (the "Fund") is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which at December 31, 1998 approximates cost for Federal income tax purposes.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes accretion of discount, is recorded on the accrual basis.
Securities gains and losses are recognized on the specific cost identification basis.

C. FEDERAL TAXES - For Federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net realized gains are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with Federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. CII has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% of average daily net assets until April 30, 2000 and thereafter to the extent described in the Fund's then current prospectus.

The Fund reimburses CII for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the period ending December 31, 1998, the Fund paid or accrued $96,975.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Affiliates of CIGNA Corporation were the sole shareholders of the Fund.



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CIGNA MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS
  (Continued)                                                                  6



Transactions in capital stock were as follows:

                                           Year Ended                                                Year Ended
                                        December 31, 1998                                         December 31, 1997
                                          Shares                     Amount               Shares                    Amount
----------------------------------------------------------------------------------------------------------------------------
Amount sold                                 2,314,708           $  2,314,709                1,108,538          $  1,108,538

Amount issued to shareholders
  in reinvestment of dividends
  and distributions                            12,599                 12,599                    6,482                 6,482
                                     -----------------      -----------------        -----------------     -----------------
                                            2,327,307              2,327,308                1,115,020             1,115,020

Amount redeemed                           (2,268,753)            (2,268,753)              (1,064,460)           (1,064,460)
                                     -----------------      -----------------        -----------------     -----------------

Net increase                                   58,554             $   58,555                   50,560            $   50,560
                                     =================      =================        =================     =================




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CIGNA MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS                          7
  (Continued)


5. FINANCIAL HIGHLIGHTS. The following selected per share data, ratios and supplemental data is computed on the basis of a share outstanding throughout the period:


----------------------------------------------------------------------------------------------------------------------------------

                                                                  1998            1997           1996        1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                          $  1.00         $  1.00        $  1.00       $ 1.00         $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.05            0.05           0.05         0.05           0.03
Net realized and unrealized gain on securities                     -               -              -            -              -
                                                                ------          ------         ------       ------         ------

TOTAL FROM INVESTMENT OPERATIONS                                 0.05            0.05           0.05         0.05           0.03
                                                                ------          ------         ------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.05)          (0.05)         (0.05)       (0.05)         (0.03)
Distributions from capital gains                                  -               -              -            -              -
                                                                ------          ------         ------       ------           -
TOTAL DISTRIBUTIONS                                             (0.05)          (0.05)         (0.05)       (0.05)         (0.03)
                                                                ------          ------         ------       ------         ------
NET ASSET VALUE, END OF PERIOD                                $  1.00         $  1.00        $  1.00       $ 1.00         $ 1.00
                                                              ========        ========       ========      =======        =======
TOTAL RETURN *                                                   5.18%           5.27%          4.91%        5.33%          3.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $229,619       $ 171,065      $ 120,505      $ 1,034       $ 16,673
Ratio of operating expenses to average net assets **             0.45%           0.44%          0.45%        0.80%          1.00%
Ratio of net investment income to average net assets ***         5.06%           5.14%          4.95%        5.38%          3.32%



* Total return would have been lower if certain expenses had not been reimbursed by the Adviser.
** Ratios of expenses to average net assets prior to reimbursement of expenses were 0.47%, 0.51%, 0.69%, 1.21% and 1.11% respectively, for the 1998, 1997,
    1996, 1995 and 1994 periods.
*** Ratios of net investment income to average net assets prior to reimbursement of expenses were 5.03%, 5.07%, 4.71%, 4.91%, and 3.22%respectively, for the 1998, 1997, 1996, 1995 and 1994 periods.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Money Market Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

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CIGNA MONEY MARKET FUND                                                        9


TRUSTEES                                   Thomas C. Jones                            OFFICERS
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENTS               Richard H. Forde
ADVISORY DIRECTOR,                         MANAGEMENT AND CIGNA                       CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           INVESTMENTS, INC.                          AND PRESIDENT


                                           Paul J. McDonald
Richard H. Forde                           SENIOR EXECUTIVE VICE PRESIDENT
SENIOR MANAGING DIRECTOR,                  AND CHIEF ADMINISTRATIVE OFFICER,          Alfred A. Bingham III
CIGNA INVESTMENTS, INC.                    FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY

